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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 7, 2005
                             ------------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-15190                   13-3159796
   -------------------           ---------------         ---------------------
(State or other jurisdiction      (Commission             (I.R.S. Employer
   of incorporation)               File Number)           Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631)962-2000
                            ------------------------
               (Registrant's telephone number,including area code)

                                    N/A
                               --------------
                        (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 7, 2005, OSI Pharmaceuticals, Inc. (the "Company") issued a press release regarding its financial results for the transition period ended December 31, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

      The information under this item and Exhibit 99.1 attached hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

ITEM  8.01 OTHER EVENTS

      On February 8, 2005, the Company held a webcast conference call regarding its financial results for the transition period ended December 31, 2004 as well as an update on the Company's business. A textual representation of certain portions the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM  9.01 EXHIBITS

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
  99.1      Press release, dated February 7, 2005.

  99.2 Textual representation of certain portions of the webcast conference call held on February 8, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005                  OSI PHARMACEUTICALS, INC.

                                       By: /s/ Robert L. Van Nostrand
                                           ------------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
------- ---                          -----------
  99.1      Press release, dated February 7, 2005.

  99.2 Textual representation of certain portions of the webcast conference call held on February 8, 2005.